EXHIBIT 32.1


                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Annual Report of CytoGenix, Inc. (the "Company") on Form 10-K for the year ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lex Cowsert, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Annual Report of CytoGenix, Inc. on form 10-K for the year ended December 31, 2008 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Annual Report of CytoGenix, Inc. on Form 10-K fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Lex Cowsert
---------------

LEX COWSERT
CHIEF EXECUTIVE OFFICER
May 15, 2009